EXHIBIT 99
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FOR IMMEDIATE RELEASE
---------------------



Contact:   Hans Weger, Chief Financial Officer --Bethesda +301/941-1500



      LA SALLE HOTEL PROPERTIES REPORTS 17 PERCENT REVPAR DECLINE
                           FOR THIRD QUARTER
     Third Quarter Earnings Release Scheduled for October 29, 2001


     BETHESDA, MD, OCTOBER 8, 2001 -- LaSalle Hotel Properties (NYSE: LHO) today reported room revenue per available room (RevPAR) declined 16.8 percent for the third quarter ended September 30, 2001. The average daily rate (ADR) of $150.28 represented a 3.3 percent decrease over the prior year period, while occupancy declined 13.9 percent to 68.0 percent.

     "Prior to the tragic events on September 11, RevPAR had declined substantially during the third quarter due to continuing weak economic conditions," said Jon Bortz, Chairman and Chief Executive Officer of LaSalle Hotel Properties. "However, the events of September 11 had an unprecedented negative impact on travel, resulting in the Company's RevPAR declining approximately 48 percent for the period from September 11 through September 30."

     The Company will release its third quarter 2001 earnings and announce its third quarter dividend after the close of the stock market on Monday, October 29, 2001.

     LaSalle Hotel Properties is a leading multi-tenant, multi-operator real estate investment trust ("REIT"), which owns 17 upscale and luxury full-service hotels, totaling approximately 5,900 guest rooms in 13 markets in 11 states and the District of Columbia. LaSalle Hotel Properties focuses on investing in upscale and luxury full-service hotels located in urban, resort and convention markets. The Company seeks to grow through strategic relationships with premier internationally recognized hotel operating companies including Le Meridien Hotels & Resorts, Marriott International, Inc., Radisson Hotels International, Inc., Crestline Hotels & Resorts, Inc., Outrigger Lodging Services, Noble House Hotels & Resorts, Hyatt Hotels Corporation, and the Kimpton Hotel & Restaurant Group, LLC.

     Statements in this press release regarding, among other things, expectations, future financial results and performance, achievements, plans and objectives may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives of the Company to be materially different from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include those discussed under "Business", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Quantitative and Qualitative Disclosure About Market Risk" and elsewhere in the Company's annual report on Form 10-K for the year ended December 31, 2000, under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosure about Market Risk" and elsewhere in the Company's quarterly report on Form 10-Q for the quarters ended
March 31, 2001, and June 30, 2001, under "Certain Relationships and Related Transactions" and elsewhere in the Company's March 31, 2001 proxy statement



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


with respect to the annual meeting of shareholders held on May 16, 2001, under "Risk Factors" and elsewhere in the Company's Registration Statement (No. 333-77371) and in other reports filed with the Securities and Exchange Commission. Statements speak only as of the date of this release. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in Company expectations or results, or any change in events.

               For additional information, please visit
                 our web site at www.lasallehotels.com


                                #  #  #





                       LASALLE HOTEL PROPERTIES
                    Statistical Data for the Hotels






               For the three For the three For the nine For the nine months ended months ended months ended months ended
               September 30, September 30, September 30, September 30,
                   2001          2000          2001          2000
               ------------- ------------- ------------- -------------

TOTAL
PORTFOLIO  (1)

Occupancy             68.0%         79.0%         69.0%         75.4%
    Increase         (13.9%)                      (8.5%)

ADR                 $150.28       $155.48       $151.28       $149.55
    Increase          (3.3%)                       1.2%

REVPAR              $102.21       $122.81       $104.38       $112.78
    Increase         (16.8%)                      (7.4%)




     (1) Total Portfolio statistical data includes all hotels for the period of July 1st through September 30th except for the Company's owned Marriott hotels, which include statistical data for the period June 16th through September 7th - comparable to Marriott International's third quarter reporting period.


















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